Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Outdoor Specialty Products, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2023 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Kirk Blosch, President, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 3, 2024	/s/ Kirk Blosch
Kirk Blosch
President, Secretary and Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Outdoor Specialty Products, Inc. and will be retained by Outdoor Specialty Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.